EXHIBIT 23.1


                          Independent Auditors' Consent


We consent to the incorporation by reference in this Registration Statement of PowerTrader, Inc. and subsidiaries on Form S-8 of our report dated August 15, 1997, appearing in the Annual Report on Form 10-KSB of PowerTrader, Inc. and subsidiaries for the year ended June 30, 1997.


                                       /s/ BDO Dunwoody Chartered Accountants
                                           (Internationally BDO Binder)
                                       BDO DUNWOODY CHARTERED ACCOUNTANTS



April 17, 1998
Vancouver, British Columbia